Exhibit (10)(o)(xiii)

CONSENT AND MODIFICATION

September 10, 2003

Potlatch Corporation

601 West Riverside Avenue, Suite 1100

Spokane, WA 99201

Attn: Gerald L. Zuehlke, Vice President and Chief Financial Officer

Re:	Credit Agreement, dated as of June 29, 2001 among Potlatch Corporation, a Delaware corporation, as Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent (as amended and modified by that certain First Amendment thereto dated August 27, 2001, the Second Amendment thereto dated December 19, 2001, that certain Third Amendment and Waiver thereto dated January 24, 2002, that certain consent letter dated March 19, 2002 (the “Cloquet Consent”), that certain Consent and Modification dated June 12, 2002 relating to the Cloquet Consent, that certain Fourth Amendment and Waiver thereto dated as of July 16, 2002, that certain Fifth Amendment and Waiver thereto dated as of September 9, 2002, that certain Consent and Modification dated as of September 11, 2002, that certain Consent and Modification dated as of September 27, 2002, that certain Consent dated as of October 23, 2002, that certain Sixth Amendment thereto dated as of December 18, 2002 and that certain Seventh Amendment thereto dated as of January 29, 2003 and as further amended, modified, restated and supplemented from time to time, the “Credit Agreement”).

Ladies and Gentlemen:

Reference is hereby made to the above-referenced Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

1. Expiry Date of Letters of Credit

You have asked Bank of America, as Issuing Lender for all new Letters of Credit under the Credit Agreement, to issue or extend one or more Letters of Credit under the Credit Agreement, each with an expiry date extending beyond the Maturity Date (individually a “Designated Letter of Credit”; collectively, the “Designated Letters of Credit”). Pursuant to the terms of Section 2.2(a) of the Credit Agreement, no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the date thirty (30) days prior to the Maturity Date. Accordingly, you have requested that, notwithstanding the terms of Section 2.2(a) of the Credit Agreement, the Required Lenders, the Agent and Bank of America, as Issuing Lender, consent to the issuance or extension of one or more Designated Letters of Credit under the Credit Agreement.

The Required Lenders, the Agent and Bank of America, as Issuing Lender, hereby consent to (a) the issuance or extension by the Issuing Lender, in its discretion, of one or more Designated Letters of Credit, subject to the other terms and conditions set forth in the Credit Agreement relating to Letters of Credit, and (b) in order to facilitate the issuance or extension of Designated Letters of Credit, the addition of the following provisions at the end of Section 2.2 as a modification to the Credit Agreement:

On or before the Maturity Date, to the extent LOC Obligations remain outstanding, the Borrower shall Cash Collateralize (as defined below) the aggregate LOC Obligations. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Agent, until the cause for such cash collateral no longer exists, for the benefit of the Issuing Lender and the Lenders, as collateral for the outstanding LOC Obligations, cash or deposit account balances in an amount equivalent to the outstanding LOC Obligations pursuant to documentation in form and substance reasonably satisfactory to the Agent and the Issuing Lender (which documents are hereby consented to by the Lenders). In the event the Borrower fails to Cash Collateralize the outstanding LOC Obligations by the Maturity Date, each outstanding Letter of Credit shall automatically be deemed to be drawn in full and the Borrower shall be deemed to have requested a Revolving Loan advance to be funded by the Lenders on the Maturity Date to reimburse such drawing (with the proceeds of such fundings being used to Cash Collateralize outstanding LOC Obligations as set forth above) in accordance with the provisions of Section 2.2(d)-(e) of the Credit Agreement. The funding by a lender of its pro rata share of such Revolving Loan to Cash Collateralize the outstanding LOC Obligations on the Maturity Date shall be deemed payment by such Lender in respect of its Participation Interest in such LOC Obligations.

For the avoidance of doubt, it is hereby acknowledged and agreed that this Consent does not in any way extend the Commitment of any Lender beyond the Maturity Date.

II. Minimum Voluntary Prepayment Amount.

You have also notified the Agent that the Borrower wishes to lower the threshold amount necessary for the voluntary prepayment of Base Rate Loans. Pursuant to the terms of Section 3.3(a) of the Credit Agreement, any voluntary partial prepayments of Loans must be in minimum principal amounts of $5,000,000 and integral multiples of $1,000,000 in excess thereof. You have requested that, notwithstanding the terms of Section 3.3(a) of the Credit Agreement, the Required Lenders and the Agent permit the Borrower to partially prepay the Base Rate Loans in minimum principal amounts of $1,000,000 and integral multiples of $100,000 in excess thereof. The minimum threshold for voluntary partial prepayments of LIBOR Loans shall continue to be $5,000,000 and integral multiples of $1,000,000 in excess thereof.

The Agent and the Required Lenders hereby consent and agree that the minimum threshold for voluntary partial prepayments of Base Rate Loans shall be $1,000,000 and integral multiples of $100,000 in excess thereof from and after the date hereof.

Except to the extent specifically provided to the contrary in this letter, all terms and conditions of the Credit Agreement shall remain in full force and effect, without modification or limitation. This consent shall not operate as a consent to any other action or inaction by the Borrower or any of the Guarantors, or as a waiver of any right, power, or remedy of any Lender or the Agent under, or any provision contained in, the Credit Agreement except as specifically provided herein. This consent may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original. This letter shall constitute a Credit Document.

Very truly yours,

LENDERS:	BANK OF AMERICA, N.A., in its capacity as Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A., individually in its capacity as Issuing Lender and a Lender

By:

Name:

Title:

THE BANK OF NOVA SCOTIA

By:

Name:

Title:

COBANK, ACB

By:

Name:

Title:

WELLS FARGO BANK, N.A.

By:

Name:

Title:

[Lender Signatures Continue]

WACHIVIA BANK, NATIONAL ASSOCIATION (f/k/a WACHOVIA BANK, N.A.)

By:

Name:

Title:

NORTHWEST FARM CREDIT SERVICES, PCA

By:

Name:

Title:

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By:

Name:

Title:

CAPITAL FARM CREDIT

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:

Title:

The terms of the foregoing Consent and Modification dated as of September 10, 2003 are hereby acknowledged and agreed to:

BORROWER:	POTLATCH CORPORATION

By:

Name:

Title:

SUBSIDIARY GUARANTORS:	THE PRESCOTT AND NORTHWESTERN RAILROAD COMPANY

By:

Name:

Title:

ST. MARIES RIVER RAILROAD COMPANY

By:

Name:

Title:

WARREN AND SALINE RIVER RAILROAD COMPANY

By:

Name:

Title: